UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 12, 2022

NATIONAL RETAIL PROPERTIES, INC.

(exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

450 South Orange Avenue, Suite 900, Orlando, Florida 32801

(Address of principal executive offices, including zip code)

(407) 265-7348

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2022, National Retail Properties, Inc. (the "Company") held its 2022 annual meeting of the stockholders (the “Annual Meeting”). The matters submitted to the Company’s stockholders for a vote included (a) the election of eight directors, (b) an advisory vote on executive compensation, and (c) the ratification of the selection of the Company’s independent registered public accounting firm for 2022. The results of such votes are set forth herein.

Proposal 1: Election of Directors

The eight nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Withhold	Abstain	Broker Non-Votes
Pamela K. M. Beall	146,657,530	1,734,291	117,957	14,096,184
Steven D. Cosler	147,372,802	1,005,974	131,002	14,096,184
David M. Fick	146,834,658	1,027,935	647,185	14,096,184
Edward J. Fritsch	144,663,872	3,711,436	134,470	14,096,184
Kevin B. Habicht	138,918,089	9,445,620	146,069	14,096,184
Betsy D. Holden	146,829,288	1,331,858	348,632	14,096,184
Stephen A. Horn, Jr.	147,885,843	490,046	133,889	14,096,184
Kamau O. Witherspoon	148,076,438	304,773	128,567	14,096,184

There were no votes against the nominees with respect to Proposal 1.

Proposal 2: An Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
138,845,123	9,299,777	364,878	14,096,184

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was ratified as set forth below:

For	Against	Abstain
161,690,336	698,019	217,607

There were not broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Retail Properties, Inc.

Dated: May 12, 2022	By:	/s/ Kevin B. Habicht
Kevin B. Habicht
Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer